SUMMARY PROSPECTUS April 30, 2013

Massachusetts Investors Trust

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 30, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	MITTX
Class B	MITBX
Class C	MITCX
Class I	MITIX
Class 529A	EAMTX
Class 529B	EBMTX
Class 529C	ECITX
Class R1	MITGX
Class R2	MIRTX
Class R3	MITHX
Class R4	MITDX
Class R5	MITJX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 7 of the fund’s prospectus and “Waivers of Sales Charges” on page I-14 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		529A	B AND 529B	C AND 529C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	None	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4	R5
Management Fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	None	None
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.29%	0.29%	0.29%	0.19%	0.19%	0.19%	0.19%	0.11%
Total Annual Fund Operating Expenses	0.77%	1.52%	1.52%	0.52%	0.87%	1.62%	1.62%	1.52%	1.02%	0.77%	0.52%	0.44%
Fee Reductions and/or Expense Reimbursements[1]	0.00%	0.00%	0.00%	0.00%	(0.05)%	(0.05)%	(0.05)%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.77%	1.52%	1.52%	0.52%	0.82%	1.57%	1.57%	1.52%	1.02%	0.77%	0.52%	0.44%

#                 On shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

1                 MFS Fund Distributors, Inc., has agreed in writing to waive the program management fee for each of the fund’s Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund’s average daily net assets attributable to each share class annually.  This written agreement will expire on April 30, 2014, unless MFS Fund Distributors, Inc., elects to extend the waiver.

MIT-SUM-043013

Massachusetts Investors Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods(unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$649	$807	$978	$1,474
Class B Shares assuming
redemption at end of period	$555	$780	$1,029	$1,610
no redemption at end of period	$155	$480	$829	$1,610
Class C Shares assuming
redemption at end of period	$255	$480	$829	$1,813
no redemption at end of period	$155	$480	$829	$1,813
Class I Shares	$53	$167	$291	$653
Class 529A Shares	$654	$832	$1,025	$1,582
Class 529B Shares assuming
redemption at end of period	$560	$806	$1,077	$1,717
no redemption at end of period	$160	$506	$877	$1,717
Class 529C Shares assuming
redemption at end of period	$260	$506	$877	$1,918
no redemption at end of period	$160	$506	$877	$1,918
Class R1 Shares	$155	$480	$829	$1,813
Class R2 Shares	$104	$325	$563	$1,248
Class R3 Shares	$79	$246	$428	$954
Class R4 Shares	$53	$167	$291	$653
Class R5 Shares	$45	$141	$246	$555

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

Massachusetts Investors Trust

The total return for the three month period ended March 31, 2013 was 10.43%. During the period(s) shown in the bar chart, the highest quarterly return was 15.37% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (20.36)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2012)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	14.24%	1.19%	6.87%
C Shares	17.26%	1.56%	6.71%
I Shares	19.47%	2.60%	7.78%
529A Shares	12.25%	0.96%	6.61%
529B Shares	14.20%	1.09%	6.70%
529C Shares	17.19%	1.47%	6.54%
R1 Shares	18.25%	1.56%	6.62%
R2 Shares	18.86%	2.07%	7.13%
R3 Shares	19.18%	2.35%	7.44%
R4 Shares	19.44%	2.59%	7.72%
R5 Shares	19.46%	2.60%	7.78%
A Shares	12.30%	1.06%	6.79%
Returns After Taxes on Distributions
A Shares	11.71%	0.78%	6.46%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	8.78%	0.87%	5.93%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Standard & Poor’s 500 Stock Index	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
T. Kevin Beatty	2004	Investment Officer of MFS
Ted Maloney	2012	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None
Class 529A, Class 529B, Class 529C	None – automatic investment plans $250 – other accounts	None

Taxes

If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.